UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

USERTESTING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A contains the following documents relating to the proposed acquisition of UserTesting, Inc., a Delaware corporation (the “Company”), by affiliates of Thoma Bravo Discover Funds, Delaware limited partnerships, pursuant to the Agreement and Plan of Merger by and among the Company, Thunder Holdings, LLC, a Delaware limited liability company (“Parent”), and Thunder Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, dated October 26, 2022:

1.	Employee FAQ.

2.	Email to customers from Andy MacMillan, Chief Executive Officer of the Company.

3.	Email to contributors from the Company.

4.	Email to employees from Andy MacMillan, Chief Executive Officer of the Company.

5.	Social media posts by the Company.

6.	Slack message to employees from Andy MacMillan, Chief Executive Officer of the Company.

1.	Employee FAQ.

1.	Why is UserTesting going private?

●	This transaction is compelling for many reasons.

●	As a private company combined with UserZoom and with the backing of Thoma Bravo and Sunstone Partners, UserTesting will have greater flexibility and resources to accelerate our growth strategy by driving innovation, expanding our global reach and continuing to deliver the insights and critical feedback our customers need.

●	We will be able to invest further in technological innovation and provide even better service for customers. The companies’ complementary offerings will create a unique end-to-end solution in the customer experience space — helping more organizations around the globe innovate, drive revenue, manage risk, and deliver exceptional customer experiences.

●	UserTesting will also have the opportunity to leverage the expertise of Thoma Bravo and Sunstone Partners, who have strong track records of supporting innovative companies like UserTesting.

●	This outcome is a testament to UserTesting’s leading solutions and underscores the value of the human insights UserTesting provides to companies around the globe.

●	Additionally, as a public company, we have a responsibility to maximize shareholder value, and the board determined this all-cash offer provides a cash premium.

2.	Who are Thoma Bravo and Sunstone Partners and why did we choose to partner with them?

●	Thoma Bravo and Sunstone Partners are leading software investment firms, with proven track records for acquiring companies with leading solutions, talented teams, and loyal customer bases and offering both expertise and capital to encourage continued growth.

●	Their strong track records of supporting software companies in their growth journeys, combined with significant financial resources and operational expertise, create a unique opportunity for UserTesting.

●	We believe that Thoma Bravo and Sunstone Partners will be excellent partners for UserTesting because they are as focused as we are on investing in and growing our business. They believe in our business, recognize our team’s immense talent, and take a collaborative approach to partnering with organizations to drive innovation and expansion.

●	We look forward to working with partners of their caliber and expertise as we continue to navigate this dynamic regulatory and market environment and bring innovative products to scale.

3.	What does this transaction mean for me?

●	This transaction will have no immediate effect on our day-to-day responsibilities, and we expect to conduct our business as usual.

●	It is important to remain focused on doing what we do best day in and day out—delivering solutions that enable our customers to better understand and improve their individual consumers’ experiences.

●	UserTesting’s employees are critical to the success of the company, and that will not change as a result of this transaction.

●	Many of you are familiar with UserZoom, and we think that this combination is great news for our team.

●	UserZoom’s capabilities are highly complementary to ours and the combination will allow both companies to invest further in technological innovation and provide even better service for customers.

●	By bringing together UserZoom’s multi-method research capabilities, proprietary benchmarking methodology, and research repository with UserTesting’s proprietary contributor network and enterprise-scale experience testing platform, customers will be able to leverage the strength of both solutions to build better product, customer, employee, and brand experiences.

●	This is a clear strategic fit that we think will be great for customers and will open up new opportunities for our employees.

4.	Will there be management changes as a result of the transaction?

●	Andy MacMillan will lead the combined company following the combination.

5.	Will there be any broad structural changes to the organization?

●	Until the transaction closes, we’re continuing to operate as we always have, and will adapt to the market as needed. After closing, we will build a combined operating plan, led by Andy MacMillan, and we’ll continue to adapt to the market as a combined entity.

●	UserTesting is focused on investing in our business and our people for the growth of the company, and now we have the support of experienced investors like Thoma Bravo and Sunstone Partners to do so.

●	We will always work to ensure our organization is set up to position us for long term success, independent of this transaction.

●	Nothing in our day-to-day work, collaboration and reporting relationships is currently changing.

6.	How long do we expect it will take for the transaction to close? And when will we combine with UserZoom?

●	The transaction is currently expected to close in the first half of 2023.

●	The combination with UserZoom will take place following the close of the transaction with Thoma Bravo.

●	Today is just the first step in the process.

●	Until closing, UserTesting will continue to operate as an independent, publicly traded company – It will be business as usual for all employees. Nothing in our day-to-day work, collaboration and reporting relationships is currently changing.

7.	Am I a Thoma Bravo or Sunstone Partners employee now?

●	Nothing changes today.

●	As part of this transaction, after closing, while we will be owned by Thoma Bravo and Sunstone Partners, our name and brand will not change. In fact, even following the combination with UserZoom, we will remain under the leadership of Andy as CEO of the combined company.

8.	What changes should we expect, immediately and following the transaction close?

●	There will be no short-term changes for UserTesting employees.

●	Until closing, UserTesting will continue to operate as an independent, publicly traded company.

●	We will share more about the combination with UserZoom post-close.

9.	Will there be changes to my day-to-day responsibilities or operations?

●	It’s important to remember that until the transaction closes, there will be no changes to the day-today operations at UserTesting – this is just the first step in the process

●	We will still operate as an independent, publicly traded company until close.

10.	We just experienced layoffs in July – does this mean that more are coming at close? Or following the merger or the combination?

●	The action we took in July was unrelated to this transaction.

●	We can’t predict what the market or our future operating plan will look like in the future.

●	That said, with the global markets how they are today, we believe that the support of investment leaders like Thoma Bravo and Sunstone Partners, and a combination with UserZoom, will give us the best chance to be successful moving forward.

●	As we build a new operating plan, we believe the skills and capabilities of our team will be an important part of the plan.

11.	Will there be compensation, bonus, or benefit changes?

●	Until the transaction closes, we’re continuing to operate as we always have, and you should expect to see no change in your compensation and employee benefits as a result of this announcement.

●	Once we close, management will review our overall compensation and benefits philosophy to ensure we have a program that is market competitive and continues to incentivize, motivate and reward performance and contributions.

●	Any future changes to your benefits will be communicated swiftly and transparently.

12.	I am up for a promotion or salary raise. Is this still going to happen?

●	Until the transaction closes, we’re continuing to operate as we always have, and you should expect to see no change in our compensation program or promotion cycle as a result of this announcement.

13.	Does my reporting structure change? Do I have the same manager?

●	This announcement of this transaction has no effect on your reporting structure.

14.	What happens to my vested and unvested stock and equity awards?

●	Until close, we remain a public company and all of our stock, options, and RSUs that have been granted will continue to be governed by their existing terms and conditions.

●	Upon the closing, each vested share of UserTesting common stock that you hold will be canceled and converted into the right to receive $7.50 in cash, less applicable taxes (the “Merger Consideration”).

●	Upon the closing, each unvested share of UserTesting common stock that you hold will be canceled and converted into the right to receive an amount in cash equal to $7.50 in cash, less applicable taxes, on the same vesting schedule.

●	Upon the closing, each vested option to purchase a share of UserTesting common stock that you hold will be canceled and converted into the right to receive an amount in cash equal to (x) the Merger Consideration less (y) the per-share exercise price for such vested option, which cash payment shall be subject to all required taxes and withholdings.

●	Upon the closing, each unvested option to purchase a share of UserTesting common stock that you hold will be canceled and converted into the right to receive an amount in cash equal to (x) the Merger Consideration less (y) the per-share exercise price for such vested option, which cash payment shall be subject to (A) the same vesting requirements as were applicable to the corresponding unvested option prior to such conversion (except for terms rendered inoperative by reason of the transactions or other administrative or ministerial changes in the reasonable and good faith determination of Thoma Bravo) and (B) all required taxes and withholdings.

●	Upon the closing, each vested restricted stock unit covering a share of UserTesting common stock that you hold will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration, which cash payment shall be subject to all required taxes and withholdings.

●	Upon the closing, each unvested restricted stock unit covering a share of UserTesting common stock that you hold will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration, which cash payment shall be subject to (A) the same vesting requirements as were applicable to the corresponding unvested restricted stock unit prior to such conversion (except for terms rendered inoperative by reason of the transactions or other administrative or ministerial changes in the reasonable and good faith determination of Thoma Bravo) and (B) all required taxes and withholdings.

15.	Will I continue to be subject to trading windows?

●	Yes. Since we will continue to operate as a public company until the closing of the transaction, all trading windows will still apply.

16.	What happens to the equity in my 401(k)?

●	If you have UserTesting equity in your 401(k), those shares will be paid in cash into your 401(k) plan account just like any other outstanding UserTesting shares.

17.	I am a new hire and did not yet receive my equity grant. Will I still be getting it?

●	Yes. All new employees with equity grants in their offer letters and who have started their employment at UserTesting will receive their equity grants during our next regular grant cycle.

●	More information with respect to our go-forward incentive program will be determined and communicated to you as it is finalized.

18.	What will happen to my current ESPP enrollment for the period from May 15, 2022 to November 14, 2022?

●	Your ESPP enrollment for the period from May 15, 2022 to November 14, 2022 will operate as usual and there will be no change as a result of this announcement. Stock will be purchased for you on November 14, 2022. Upon the closing, each vested share of UserTesting common stock that you hold will be canceled and converted into the right to receive the Merger Consideration.

●	The current purchase period will close on November 14, 2022 and no new offering period or purchase period will begin after that date.

●	You will not be permitted to enroll in the ESPP or increase your elections going forward.

19.	Will there be an ESPP going forward?

●	The ESPP will be terminated in connection with the closing of the transaction.

20.	Will we still have a year-end review and promotion cycle this fall?

●	Yes. We’re continuing to operate as we always have while we remain a public company, and you should see no change as a result of this announcement.

21.	Will FY22 bonuses still be paid out?

●	Yes. We’re continuing to operate as we always have, and you should see no change as a result of this announcement.

22.	Will there be future equity refresh grants?

●	We will not have our annual refresh grant in March of next year. If the transaction hasn’t closed by the end of Q1, we will look at grants on a case by case basis.

●	Details on the potential for future equity and profit-sharing plans with Thoma Bravo will be shared when available.

23.	Will I get one W2 for calendar year 2022?

●	Yes. We’re continuing to operate as we always have, and you should see no change as a result of this announcement.

24.	Will our culture remain intact?

●	There will be no impact to our culture here at UserTesting – in fact, we look forward to our culture only being enhanced by our potential UserZoom colleagues.

●	Thoma Bravo, Sunstone Partners and UserZoom value our hard-working team and understand our company’s strengths, culture and customer-centric philosophy.

●	In fact, UserZoom shares the customer-centric philosophy we have.

●	As we move forward, our mission-driven culture and unwavering commitment to meeting our customers’ evolving needs will continue to be core tenets of UserTesting and the drivers of our success.

25.	Will this have any impact on my Visa/Green Card processing?

●	No. We’re continuing to operate as we always have, and you should see no change as a result of this announcement.

26.	What does this mean for hiring? What about recent hires or those who have accepted offers with UserTesting and have not yet started before the transaction closes?

●	There are no changes to all recently hired UserTesting employees’ offers. This will not change as a result of this announcement.

●	We will be proactively reaching out to all prospective and recently hired employees to inform them of appropriate changes to their employment terms.

27.	What is a “go-shop”? What happens during this period?

●	During a “go-shop” period, the board and its advisors can actively initiate, solicit and consider alternative proposals from third parties.

●	In this way, UserTesting can continue to test the market to ensure we are receiving the best possible offer for our shareholders.

●	The agreement includes a “go-shop” period expiring on December 10, 2022. There can be no assurance that this “go-shop” will result in a superior proposal.

28.	What do I tell customers?

●	You can assure our customers that it is business as usual at UserTesting. Customers remain our top priority, and our entire team remains focused on continuing to provide them with the best-in-class service and solutions they have come to expect.

●	We will also be communicating with our customers to inform them that it remains business as usual here, and that they should see no change as a result of this announcement.

●	Importantly, while ownership of our company is changing, our mission, culture and commitment to customers remain unchanged.

●	Over time, we believe this transaction will result in added benefits for our customers.

29.	What do I tell partners/vendors?

●	It is business as usual – the transaction hasn’t yet closed – so we’re continuing to operate as we always have, and our vendors and partners should see no change as a result of this announcement.

●	We will also be communicating with our partners to inform them that it remains business as usual here at UserTesting, and that they should see no change as a result of this announcement.

30.	What can I share on social media?

●	At this time, we are still a public company, and so we are limited by what information we share and how we promote it.

●	Once you see the official press release shared on UserTesting’s Twitter and LinkedIn feeds, you may either retweet or “favorite” the tweet or share the post on LinkedIn.

●	However, you cannot add any additional color commentary when sharing the UserTesting post on your own personal page, and you should also not share/tweet/favorite/like any media articles that mention this transaction.

31.	Will I still be able to sell my shares?

●	You can sell your shares in the ordinary course during the open trading window and as long as you don't have any Material Non-Public Information (MNPI).

32.	Who do I contact with questions?

●	Please feel free to reach out to your manager with questions.

●	We remain committed to keeping you informed as we have updates to share.

33.	When will I receive additional information on the transaction?

●	We are committed to keeping everyone up to date.

●	Please note transactions of this nature as a public company involve certain legal limitations regarding communication.

●	We will continue to communicate with you as openly and transparently as possible as we move forward through this process.

●	You can expect to find future communications in our regularly planned all hands, email communication from leadership, as well as updated information on the intranet.

34.	What happens next?

●	The transaction is currently expected to close in the first half of 2023. Until then, we will continue to operate as an independent business– nothing will change in your day-to-day responsibilities.

●	You should not contact peers at Thoma Bravo, Sunstone Partners or UserZoom except as part of existing relationships.

●	We will update you as we learn more.

Important Information and Where to Find It

In connection with the proposed transaction, UserTesting will file relevant materials with the Securities and Exchange Commission (SEC), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, UserTesting will mail the definitive proxy statement and a proxy card to UserTesting stockholders. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. UserTesting stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of UserTesting directors and executive officers in the transaction, which may be different than those of UserTesting stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

2.	Email to customers from Andy MacMillan, Chief Executive Officer of the Company.

From: A. MacMillan

To: UserTesting Customers

Subject Line: Exciting Update from UserTesting

Dear Valued UserTesting Customer,

I’m reaching out to share some exciting news. Moments ago, we announced that we’ve entered into an agreement to be acquired by Thoma Bravo and Sunstone Partners, with the intention of then joining forces with UserZoom. You can find our press release, which discusses the proposed transaction in more detail, [link].

Following the transaction close, which is currently expected in the first half of 2023, Thoma Bravo and Sunstone Partners intend to combine UserTesting with portfolio company UserZoom. Some of you may be familiar with UserZoom, but in case you are not – their capabilities are highly complementary to ours. UserZoom is a user experience (UX) insights company empowering their customers with tools to conduct high quality research and increase research productivity. Our companies have complementary offerings and the combination will create a powerful end-to-end solution in the customer experience space - enabling us to help more organizations around the globe innovate, drive revenue, manage risk, and deliver exceptional customer experiences. By combining UserZoom’s multi-method research capabilities, proprietary benchmarking methodology, and research repository with UserTesting’s proprietary contributor network and enterprise-scale experience testing platform, customers will be able to leverage the strength of both solutions to build better product, customer, employee, and brand experiences. In short – we believe this combination will have a tremendously positive impact for our customers, as we’ll be able to offer you even more than we currently do.

This proposed transaction is also compelling in that we will be partnering with Thoma Bravo and Sunstone Partners. We are pleased to partner with them to build upon our award winning Human Insight Platform to further innovate in the CX space and continue to serve a growing number of teams and use cases. The combined company will operate under my leadership as CEO, with the common goal of creating a unique end-to-end solution in the customer experience space. The best part is, we’ll be able to do this while also making the voice of the customer and human insight more accessible for organizations and easily integrated into processes and workflows. Customer empathy, which is at the heart of our offerings, will always be the north star for UserTesting.

Today’s announcement represents the first step in the process. Between now and the close of the transaction, it is business as usual, and UserTesting and UserZoom will continue to operate as separate companies. This news will not have any impact on our operations or how you interact with UserTesting. Our customer support team will continue to provide the same dependable and responsive service you currently experience, and you can continue to reach out to your regular contacts should you have any questions. We will be sure to share additional updates with you as we have them.

Thank you for being a loyal UserTesting customer – your support has been vital to the success of our company, and we look forward to the continued opportunity to be your chosen partner for gathering human insights through understanding and experiences.

Regards,

Andy

Important Information and Where to Find It

In connection with the proposed transaction, UserTesting will file relevant materials with the Securities and Exchange Commission (SEC), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, UserTesting will mail the definitive proxy statement and a proxy card to UserTesting stockholders. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. UserTesting stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of UserTesting directors and executive officers in the transaction, which may be different than those of UserTesting stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

3.	Email to contributors from the Company.

From: [UserTesting]

To: [UserTesting Contributor Network]

Subject Line: Exciting Update from UserTesting

Dear Contributor,

We are reaching out to share some exciting news. This morning we announced [link] that we’ve entered into an agreement to be acquired by Thoma Bravo, and significant minority owner Sunstone Partners, with the intention of then joining forces with UserZoom, a leading UX Insights platform.

Many of you are likely familiar with UserZoom, and we think that this is great news for all of our stakeholders, including contributors like you. UserZoom’s capabilities are highly complementary to ours and the combination will allow both companies to invest further in technological innovation and provide even more testing types and testing opportunities for you.

This combination is a testament to the value of our unique Contributor Network and the value that your perspectives provide to our loyal customers. It is a clear strategic fit that we think will be great for the community and will open up new opportunities for you as well. It’s also compelling in that we will be backed by a leading software investment firm with an outstanding track record of supporting innovative companies like UserTesting. With Thoma Bravo’s and Sunstone Partners’ support, we will have greater flexibility and resources to build upon our award-winning Human Insight Platform to further innovate in the CX space and continue to serve a growing number of teams and use cases.

As we look ahead, today is just the first step in this process. Until close, which is currently expected in the first half of 2023, it is business as usual, and UserTesting and UserZoom will continue to operate as separate companies. There will be no day-to-day changes to our relationship and your contacts will remain the same. We also do not foresee any impact on how you use the product or how you get paid.

We greatly appreciate your continued support and are excited about the opportunities this next chapter will create.

Happy testing!

Your friends at UserTesting

Important Information and Where to Find It

In connection with the proposed transaction, UserTesting will file relevant materials with the Securities and Exchange Commission (SEC), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, UserTesting will mail the definitive proxy statement and a proxy card to UserTesting stockholders. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. UserTesting stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of UserTesting directors and executive officers in the transaction, which may be different than those of UserTesting stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

4.	Email to employees from Andy MacMillan, Chief Executive Officer of the Company.

From: A. MacMillan

To: All UserTesting Employees

Subject: Exciting Update

UserTesting team,

I’m reaching out to share some exciting news. Moments ago, we announced that we’ve entered into an agreement to be acquired by Thoma Bravo and Sunstone Partners. with the intention of joining forces with UserZoom. The combined company will operate under my leadership as the CEO. You can find our press release, which discusses the proposed transaction in more detail, [link].

Please do not comment on the news publicly, I’m looking forward to discussing the news with you live in our All Hands meeting.

For those of you who are not familiar with Thoma Bravo and Sunstone Partners, they have outstanding track records of supporting innovative companies like ours. With their support, we will have greater flexibility and resources to build upon our award-winning Human Insight Platform to further innovate in the CX space and continue to serve a growing number of teams and use cases.

And importantly, upon close of the transaction with Thoma Bravo and Sunstone Partners, which is currently expected in the first half of 2023, Thoma Bravo and Sunstone Partners intend to combine UserTesting with UserZoom, which Thoma Bravo acquired majority control of in April 2022. Many of you are familiar with UserZoom, and we think that this is great news for our team. UserZoom is a user experience (UX) insights company empowering their customers with tools to conduct high quality research and increase research productivity. Our companies have complementary offerings and the combination will create a powerful end-to-end solution in the customer experience space - enabling us to help more organizations around the globe innovate, drive revenue, manage risk, and deliver exceptional customer experiences. By combining UserZoom’s multi-method research capabilities, proprietary benchmarking methodology, and research repository with UserTesting’s proprietary contributor network and enterprise-scale experience testing platform, customers will be able to leverage the strength of both solutions to build better product, customer, employee, and brand experiences. In short, this is a clear strategic fit that we think will be great for customers and will open up new opportunities for our employees.

I want to acknowledge another major aspect of this proposed transaction – as you all know, we have been public for a little under a year, and with this transaction we will no longer be a public company. Of course, a lot has changed in that year, including our stock price. With the global markets how they are today, the support of an investment leader like Thoma Bravo, and a combination with UserZoom, will enable us to continue investing to further strengthen our leading position in our space and to keep growing. We will be able to benefit from the strategic and operational support of Thoma Bravo and Sunstone Partners and leverage their expertise as well as their existing investments in the CX space. This transaction, and the significant cash premium to be paid in connection with the closing of the transaction, are a true testament to our leading solutions, talented team, and loyal customer base – to all of your hard work.

Today is just the first step in this process. Until close, it’s business as usual and it’s important that we all stay focused on continuing to deliver value for our customers. We have an all-hands meeting later today at 8:30am PT and 6:30pm PT where I will talk about the transaction in more detail – but it’s important to note that in the near term, nothing will be changing. We’ll also have a separate managers meeting at 11am PT today. For legal reasons, please do not reach out to counterparts at UserZoom to discuss this transaction or customer relationships. As we move through the closing process, we are committed to providing you with regular and transparent communications about our progress.

For our customer- and partner-facing teams, we will be sharing a set of materials for use in response to inquiries. We do anticipate that this news could result in increased media attention, so if you receive any inbound inquiries from the media, please share them with Paige Musto [***].

Thank you for all of your hard work and dedication, which has brought us to this exciting moment in our journey. I look forward to speaking with you later today.

Best,

Andy

Additional Information and Where to Find It

In connection with the proposed transaction, UserTesting will file relevant materials with the Securities and Exchange Commission (SEC), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, UserTesting will mail the definitive proxy statement and a proxy card to UserTesting stockholders. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. UserTesting stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of UserTesting directors and executive officers in the transaction, which may be different than those of UserTesting stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

5.	Social media posts by the Company.

Twitter post, dated October 27, 2022:

LinkedIn post, dated October 27, 2022:

UserTesting
106,103 followers
39m • Edited •

This morning UserTesting announced that we've entered into a definitive agreement to be acquired by Thoma Bravo, and significant minority owner Sunstone Partners, in an all-cash transaction valued at approximately $1.3 billion. Following the closing of the transaction, Thoma Bravo and Sunstone Partners intend to combine UserTesting and UserZoom, which Thoma Bravo acquired majority control of in April 2022, under the leadership of our CEO, Andy MacMillan.

We believe the combination of UserTesting and UserZoom will unlock tremendous value for our customers by further integrating and expanding the suite of tools and testing types available—all while making the voice of the customer and human insight more accessible across an organization and easily integrated into their processes and workflows.
Read more about the announcement: https://bit.ly/3FkjOte. See Disclaimer: https://bit.ly/3zlkyL3

Experience the delight
Hear what your audience is saying and see what they mean. So you can create better experiences.

UserTesting to be Acquired by Thoma Bravo and Sunstone Partners for $1.3Bn
usertesting.com • 4 min read

Facebook post, dated October 27, 2022:

UserTesting
36m ·

We're excited to share that UserTesting has entered into a definitive agreement to be acquired by Thoma Bravo, and significant minority owner Sunstone Partners, in an all-cash transaction valued at approximately $1.3 billion. Following the closing of the transaction, Thoma Bravo and Sunstone Partners intend to combine UserTesting and UserZoom, which Thoma Bravo acquired majority control of in April 2022, under the leadership of our CEO Andy MacMillan. Read more about the announcement: https://bit.ly/3FkjOte. See Disclaimer: https://bit.ly/3zlkyL3

Experience the delight
Hear what your audience is saying and see what they mean. So you can create better experiences.
Request Trial
See how it works

USERTESTING.COM

UserTesting to be Acquired by Thoma Bravo and Sunstone Partners for $1.3Bn

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6.	Slack message to employees from Andy MacMillan, Chief Executive Officer of the Company.

From: A. MacMillan

To: #general UserTesting Slack Channel

Team – moments ago, we announced that we’ve entered into an agreement to be acquired by Thoma Bravo and Sunstone Partners, with the intention of then joining forces with UserZoom. We issued a press release about this news and sent you an all-staff email, and we have an all-hands meeting scheduled for later today at 8:30am PT and 6:30pm PT where I will talk about the proposed transaction live. We’ll also have a separate managers meeting at 11am PT today. I encourage you to read our press release, email and do your best to join the meeting later today. Please do not comment on the news publicly, I’m looking forward to discussing the news with you live in our All Hands meeting.

While you’ll get more detail about this throughout the day, I want to highlight a few key takeaways:

●	This is an exciting milestone for our company and we think this is great news for our team.

●	With partners like Thoma Bravo and Sunstone Partners, we will have greater flexibility and resources to build on our Human Insight Platform to further innovate in the CX space and continue to serve a growing number of teams and use cases.

●	Combining with UserZoom is a clear strategic fit, with their multi-method research capabilities, proprietary benchmarking methodology, and research repository with UserTesting’s proprietary contributor network and enterprise-scale experience testing platform, customers will be able to leverage the strength of both solutions to build better product, customer, employee, and brand experiences.

●	UserZoom’s capabilities are highly complementary to ours and the combination will allow both companies to invest further in technological innovation and provide even better service for customers.

●	This transaction, and the significant cash premium to be paid in connection with the closing of the transaction, are a true testament to our leading solutions, talented team, and loyal customer base –which is all due to all of your hard work.

Today is just the first step in this process. Until close, which is currently expected in the first half of 2023, it’s business as usual and it’s important that we all stay focused on continuing to deliver value for our customers. In the meantime, I want to thank you for all of the work you’ve put in to get us to this point. I look forward to speaking to you later today. See disclaimer [link].

Important Information and Where to Find It

In connection with the proposed transaction, UserTesting will file relevant materials with the Securities and Exchange Commission (SEC), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, UserTesting will mail the definitive proxy statement and a proxy card to UserTesting stockholders. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022. UserTesting stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of UserTesting directors and executive officers in the transaction, which may be different than those of UserTesting stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.